UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2019

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (803) 326-3900

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	The New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2019, 3D Systems Corporation (the “Company”) announced the appointment of Mr. Todd A. Booth as the Company’s Executive Vice President and Chief Financial Officer, effective September 3, 2019. Mr. Booth will succeed Mr. John N. McMullen, who announced his intention to retire as Executive Vice President and Chief Financial Officer of the Company in March. Mr. McMullen will remain with the Company through September 17, 2019 to provide transitional support.

Mr. Booth, age 48, previously served as Chief Operating Officer and Chief Financial Officer of Teledyne Marine, a division of Teledyne Technologies Incorporated, from March 2016 through August 2019. Prior to joining Teledyne Marine, Mr. Booth worked at Vallourec USA, a division of Vallourec S.A., the leader in manufacturing of premium tubular solutions, as Vice President and Chief Financial Officer and North American Treasurer from February 2011 through March 2016. Over his career spanning more than 20 years, Mr. Booth has held a broad range of senior finance roles in various publicly-traded companies engaged in markets ranging from energy, industrial automation equipment, software, vehicle electronics, and transportation components. These companies included Delphi, Ernst & Young, KPMG, Rockwell Automation, and Vasco Data Security.

In connection with his appointment, the Company entered into an employment agreement with Mr. Booth (the “Employment Agreement”) pursuant to which he will serve as the Company’s Executive Vice President and Chief Financial Officer. Under the terms of the Employment Agreement, which the Compensation Committee of the Board recommended and the Board approved, Mr. Booth will receive the following compensation:

•	a base salary of $475,000 per annum, which will be pro-rated for 2019;

•	a bonus objective equal to 50% of Mr. Booth’s base salary, which will be pro-rated for 2019, subject to the terms of the Company’s annual incentive compensation program;

•	a signing bonus of $75,000;

•	a restricted stock award for 100,000 shares of the Company’s common stock (“Common Stock”), pursuant to the 2015 Incentive Plan of the Company (the “Plan”), that vest in equal installments on each of the first, second and third anniversaries of the Effective Date of the Employment Agreement, subject to Mr. Booth’s continued employment;

The Employment Agreement has an initial two-year term that automatically renews for additional 12-month terms, unless terminated by either party.

The foregoing descriptions of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 19, 2019, the Company issued a press release announcing Mr. Booth’s appointment as Executive Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

10.1	Employment Agreement, dated August 15, 2019, by and between 3D Systems Corporation and Todd A. Booth.

99.1	Press Release dated August 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: August 19, 2019	/s/ ANDREW M. JOHNSON
(Signature)

	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Employment Agreement, dated August 15, 2019, by and between 3D Systems Corporation and Todd A. Booth.

99.1	Press Release dated August 19, 2019.